Exhibit 10.5


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                     CREDIT FACILITY AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AND SECURITY AGREEMENT (the "Amendment") is made effective as of August 12th, 2003 by and among BANK ONE, NA (with its main office located in Chicago, Illinois, and hereinafter referred to as "Bank"), with a place of business located at 611 Woodward Avenue, Detroit, Michigan 48226, CONTINENTAL CONVEYOR & EQUIPMENT COMPANY, a Delaware corporation ("Continental"), with its principal place of business and executive offices located at 216 West 4th Avenue, South, P. O. Box 400, Winfield, Alabama 35594, and GOODMAN CONVEYOR COMPANY, a Delaware corporation ("Goodman"), with its principal place of business and executive offices located at U.S. Route 178 South, P. O. Box 866, Belton, South Carolina 29627 (each of "Continental" and "Goodman" being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrower").

                                    RECITALS

         A. Pursuant to the terms of that certain Assumption and Modification Agreement by and between Borrower and Bank dated as of March 7, 1997 ("Assumption"), the Borrowers assumed all of the Obligations of CONTINENTAL CONVEYOR & EQUIPMENT CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware, and GOODMAN CONVEYOR CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware (collectively, the "Original Borrowers") under that certain Credit Facility and Security Agreement by and among the Original Borrowers and Bank (and/or its predecessor Bank One Cleveland, N.A.) dated as of September 14, 1992; as amended by a certain First Amendment to Credit Facility and Security Agreement by and among the Original Borrowers and Bank executed on August 27, 1993; as further amended by a certain Second Amendatory Agreement by and among the Original Borrowers and Bank dated as of October 5, 1994; as further amended by a certain Consolidated Amendment No. 1 to Credit Facility and Security Agreement by and among the Original Borrowers and Bank dated as of July 28, 1995; as further amended by a certain Consolidated Amendment No. 2 to Credit Facility and Security Agreement by and among the Original Borrowers and Bank dated as of December 13, 1996; as further amended by a certain Third Amendatory Agreement to Credit Facility and Security Agreement by and among the Borrower and Bank dated as of March 28, 1997; as further amended by a certain Fourth Amendatory Agreement by and among the Borrower and Bank dated as of December, 1998; as further amended by a certain Fifth Amendatory Agreement by and among the Borrower and Bank dated as of April 29, 1999; as further amended by a certain Sixth Amendatory Agreement by and among the Borrower and Bank dated as of March 28, 2000, as modified by a letter amendment dated as of March 25, 2002 (collectively, the "Original Loan Agreement"); and as further amended by a certain Amended and Restated Credit Facility and Security Agreement by and among the Borrower and Bank dated as of July 25, 2002 (the "Restated Credit Agreement"), and by the First Amendment to Amended and Restated Credit Facility and Security Agreement dated as of June 30, 2003 (which, together with the Original Loan Agreement and the Restated Credit Agreement are sometimes collectively referred to herein as the "Credit Agreement").

         B. The Borrower has requested certain amendments to the Credit Agreement as set forth hereinbelow, and Borrower is willing to execute and deliver to Bank the Third Amended and Restated Replacement Promissory Note (Revolving Loan) (the "Restated Revolving Note") of even date herewith, substantially in the form attached hereto as Exhibit "A".

         C. Bank is willing to make the loan herein described, upon the terms, covenants and conditions herein set forth, and in reliance upon the representations and warranties of Borrower herein contained.

         NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by reference), the terms, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Amendments. The following amendments are hereby made:

         1.1 Section 1.1 of the Restated Credit Agreement is hereby amended by adding the following definition in alphabetical order:

         "Applicable Rate" - the fluctuating rate per annum set forth below opposite the applicable Level then in effect:

          ------------ ---------------------------  ---------------------------
          Level        Debt Coverage Ratio          Applicable Rate
          ------------ ---------------------------  ---------------------------
          I            > 1.2:1.0                    Base Rate - 0.25%
          ------------ ---------------------------  ---------------------------
          II           < 1.2:1.0                    Base Rate + 0%
          ------------ ---------------------------  ---------------------------

         The Applicable Rate shall, in each case, be determined and adjusted annually (based upon on a four quarter measurement) on the date five
         (5) Business Days after the date on which the Lender has received from the Borrower the financial information and certifications required to be delivered to the Lender in accordance with the provisions of Sections 8.1(I)(i) and (iii) (each an "Interest Determination Date"). The term "Debt Coverage" shall have the same meaning as set forth in
         Section 8.1(Q) of the Restated Credit Agreement, as amended. Such Applicable Rate shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Rate shall be based on Level II as of August 31, 2003, until the first Interest Determination Date occurring after the delivery of the officer's compliance certificate pursuant to Sections 8.1(I)(i) and
         (iii) for the year ended December 31, 2003. After August 31, 2003, if the Borrower shall fail to provide the financial information and certifications in accordance with the provisions of Sections 8.1(I)(i) and (iii), the Applicable Rate from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level II until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Debt Coverage Ratio.

         1.2 Sections 2.4(A) and (C) of the Restated Credit Agreement are hereby amended by deleting the reference to "August 31, 2003" and replacing it with a reference to "July 31, 2004".

         1.3 Section 2.4(E) of the Restated Credit Agreement is hereby amended by deleting the reference to "Base Rate" and replacing it with a reference to "Applicable Rate".

         1.4 Section 2.5(D) of the Restated Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety, and substituting therefor the following sentence:

         Except in Lender's discretion, the amount of all of Borrowers' outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed Four Million Five Hundred Thousand Dollars ($4,500,000); provided, however, that at no time shall the aggregate outstanding Letter of Credit Accommodations for the account of Continental exceed Four Million Dollars ($4,000,000), and at no time shall the aggregate outstanding Letter of Credit Accommodations for the account of Goodman exceed Five Hundred Thousand Dollars ($500,000).

         1.5 Section 8.1 of the Restated Credit Agreement is hereby amended by deleting subsection (O) in its entirety, and substituting therefor the following:

         (O) Maintain a consolidated Tangible Net Worth equal to or greater than fifteen Million Dollars ($15,000,000) beginning as of September 30, 2003, and each calendar quarter thereafter, in each case calculated based upon Borrower's fiscal quarter end combined consolidated financial statement prepared in accordance with GAAP.

         1.6 Section 8.1 of the Restated Credit Agreement is hereby amended by deleting subsection (Q) in its entirety, and substituting therefor the following:

         (Q) Maintain Debt Coverage (as defined herein) of not less than 1.00 to
         1.00 calculated beginning as of September 30, 2003, and as of the end of each calendar quarter thereafter. "Debt Coverage" as used in this
         Section 8.1(Q) means, on a combined consolidated basis, the ratio of:
         (1) Borrowers' operating income, plus depreciation and amortization, less Distributions; to (2) the amount of all principal and interest paid or payable by the Borrowers to Lender plus all Capital Expenditures not funded on a term basis at the date of calculation thereof. Debt Coverage shall be calculated quarterly, commencing September 30, 2003, based on each Borrower's fiscal quarter and direct financial statements for the four preceding fiscal quarters prepared in accordance with GAAP but exclusive of the results of any foreign subsidiary of Continental.

         1.7 Section 8.1 of the Restated Credit Agreement is hereby amended by deleting subsections (T) and (U) in their entirety.

         1.8 Section 8.2 of the Restated Credit Agreement is hereby amended by deleting subsection (U) in its entirety, and substituting therefor the following:

         (U) Make any advances or loans to any Subsidiary, including any foreign-based Subsidiaries of either of the Borrowers; provided, however, that the Borrowers, or either of them, may make loans and advances to any one or more foreign-based Subsidiaries of Continental in an aggregate amount at any time outstanding not to exceed $8,500,000 during the period beginning September 30, 2003 or at any time thereafter, tested quarterly. All such loans or advance shall be evidenced by promissory notes which shall be deemed to be and hereby are assigned to Lender and shall be included as Collateral. Borrowers shall apply against the outstanding balances thereof all payments designated by the foreign-based Subsidiary as an advance or loan payment, and Borrower may, in its discretion, apply against such outstanding balances such other cash amounts received by Borrower from the foreign-based Subsidiary in the form of advisory fees, management fees or otherwise to the extent (1) such application is lawful, and (2) Borrower expressly itemizes such payments and application as a part of regular financial reporting to Bank pursuant to this Agreement.

         1.9 Borrower shall execute and deliver to the Bank the Restated Revolving Note simultaneously with the execution and delivery of this Amendment.

2.       Borrower's Representations, Warranties and Events of Default.

         2.1 Affirmation of Credit Agreement. Except as amended hereby, the terms, provisions, conditions and agreements of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect. Borrower expressly acknowledges that this Amendment shall neither extinguish or satisfy, nor constitute a novation or a waiver of, the Borrower's existing indebtedness or obligations to Bank. Each and every representation and warranty of the Borrower set forth in the Credit Agreement is hereby confirmed and ratified in all material respects and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

         2.2 Other Representations. The Borrower further represents and warrants that:

                  2.2.1 No Event of Default will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

                  2.2.2 All necessary corporate actions have been taken by Borrower to authorize the execution, delivery and performance of this Amendment, and the Restated Revolving Note, and all other documents or instruments required pursuant hereto or thereto; this Amendment, and the Restated Revolving Note, and each such other document or instrument have been duly and validly executed and delivered, and are valid and legally binding upon the parties thereto and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or similar laws or by general equitable principals.

                  2.2.3 No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person or entity is required to be obtained by the Borrower in connection with the execution, delivery or performance of this Amendment, and the Restated Revolving Note, or any document or instrument required in connection herewith or therewith which has not already been obtained or completed.

3. Consent; Continuing Security Interest. This Amendment is executed by the Borrower to acknowledge, agree and consent to the amendments made pursuant hereto, and to acknowledge that the security interests and liens granted by the Borrower to Bank pursuant to the Credit Agreement shall continue to secure all Obligations. Borrower hereby acknowledges that all liens and security interests securing the Obligations are valid and subsisting.

4. Covenant Waiver. Borrowers and Guarantor have informed Lender that one or more Events of Default has occurred under the Credit Agreement, as amended, due to the Borrower's breach as of June 30, 2003 of the following provisions of the Restated Credit Agreement: i) Section 8.1(O) (Minimum Tangible Net Worth); ii)
Section 8.1(T) (Operating Income); and, iii) Section 8.2(U) (Maximum Advances to Other Related Entities). The Borrower and Guarantor have requested that Lender waive such Events of Default. Pursuant to such request, Lender hereby waives the Borrower's breach of said Minimum Tangible Net Worth, Operating Income, and Maximum Advances to Other Related Entities covenants as of June 30, 2003. The foregoing waiver is limited to its express terms and shall not be deemed to be a waiver of any other Event of Default or Default which may have existed on or prior to the date hereof or any Event of Default or Default which may hereafter arise under the foregoing covenants or under any other provision of the Credit Agreement or any of the other documents or instruments delivered with respect thereto. Further, the granting of this waiver shall not be construed as an agreement or understanding by the Lender to grant any other waiver or other accommodation in the future with respect to the foregoing covenants or any other provision of the Credit Agreement or any of the other documents or instruments delivered with respect thereto.

5. Waivers; Releases. BORROWER, FOR ITSELF AND ITS AFFILIATES, SUCCESSORS, ASSIGNS, MEMBERS, SHAREHOLDERS, OFFICERS, DIRECTORS AND MANAGERS, HEREBY FOREVER WAIVES, RELINQUISHES, DISCHARGES AND RELEASES ALL DEFENSES AND CLAIMS OF EVERY KIND OR NATURE, WHETHER EXISTING BY VIRTUE OF STATE, FEDERAL, OR LOCAL LAW, BY AGREEMENT OR OTHERWISE, AGAINST LENDER, ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, SHAREHOLDERS, AGENTS, EMPLOYEES AND ATTORNEYS, WHETHER PREVIOUSLY OR NOW EXISTING OR ARISING OUT OF OR RELATED TO ANY TRANSACTION OR DEALINGS AMONG THE PARTIES, WHICH ANY BORROWER MAY HAVE OR MAY HAVE MADE AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY AFFIRMATIVE DEFENSES, CLAIMS, COUNTERCLAIMS, SETOFFS, DEDUCTIONS OR RECOUPMENTS. NOTHING CONTAINED IN THIS AGREEMENT PREVENTS ENFORCEMENT OF THIS RELEASE.

6. Fees and Expenses. As required under the Credit Agreement, the Borrower shall reimburse the Bank upon demand for all out-of-pocket costs, charges and expenses of the Bank (including reasonable fees and disbursements of legal counsel to Bank) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

7. Reference to Credit Agreement. On and after the date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any Promissory Note or other Credit Document, or other agreement, document or instrument executed and delivered pursuant to the Credit Agreement, shall be deemed a reference to the Credit Agreement as amended hereby. All terms not otherwise defined in this First Amendment shall have the meanings ascribed thereto in the Credit Agreement.

8. Counterparts. This Amendment may be executed in as many counterparts as may be convenient, each of which when so executed shall be deemed to be an original for all purposes, and all of which shall be deemed on and the same instrument.

9. Further Acts. The parties agree to perform any further acts and to execute and deliver any additional documents which may be reasonably necessary to carry out the intent and provisions of this Amendment.

10. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, Lender, and their respective heirs, personal representatives, successors and assigns; provided, that Borrower shall not be permitted to assign any of their rights, duties, obligations or liabilities hereunder or pursuant to the Credit Agreement without first obtaining the Lender's prior written consent (which consent may be withheld in the Lender's sole discretion).

11. WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT, LENDER AND BORROWER AGREE THAT NOTWITHSTANDING ANY CONSTITUTIONAL RIGHT, EACH PARTY HEREBY WAIVES SUCH RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER AND BORROWER (REGARDLESS OF WHETHER THE CLAIMS MAY ARISE UNDER CONTRACT, TORT OR OTHERWISE).

         IN WITNESS WHEREOF, the parties have signed this Amendment to Credit Agreement, intending to be legally bound thereby as of the Effective Date.

WITNESS                                BORROWER

                                       CONTINENTAL CONVEYOR & EQUIPMENT COMPANY



__________________________             By: _____________________________

__________________________             Its: _____________________________



WITNESS                                BORROWER

                                       GOODMAN CONVEYOR COMPANY



__________________________             By: _____________________________

__________________________             Its: _____________________________



WITNESS                                BANK

                                       BANK ONE, NA



__________________________             By: _____________________________

__________________________             Its: _____________________________

                     CONSENT AND REAFFIRMATION OF GUARANTOR

                  The undersigned is the Guarantor of the Credit Agreement. The undersigned does hereby consent to the terms of this Amendment executed and delivered by Borrower on even date herewith, and does hereby ratify and confirm the Guaranty dated July 25, 2002 to which the undersigned is a party in all respects. The undersigned further specifically consents to and joins in the representations, warranties, agreements and the waiver and release set forth in Sections 2, 5 and 11 of this Amendment. Guarantor acknowledges that it has consulted with counsel in connection with the negotiation, execution and delivery of this Consent And Reaffirmation of Guarantor.

WARNING. BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

WITNESS:                                     GUARANTOR
                                             CONTINENTAL GLOBAL GROUP, INC.


__________________________________           By:  _____________________________


__________________________________           Its:  ____________________________